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                                                                   EXHIBIT 23(b)

                        CONSENT OF DELOITTE & TOUCHE LLP

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Metatec Corporation on Form S-8 of our reports dated February 7, 1997, appearing in the Annual Report on Form 10-K of Metatec Corporation for the year ended December 31, 1996.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Columbus, Ohio
July 9, 1997